UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 9, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-5C43
(Central Index Key Number 0002153909)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of registrant as specified in its charter)

RREF V - D Direct Lending Investments, LLC

(Central Index Key Number 0002086033)

(Exact name of registrant as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of registrant as specified in its charter)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

(Exact name of registrant as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of registrant as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of registrant as specified in its charter)

UBS AG New York Branch

(Central Index Key Number 0001685185)

(Exact name of registrant as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-10	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On October 9, 2026, Barclays Capital Inc. (“Barclays”), Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), Natixis Securities Americas LLC (“Natixis”), Bancroft Capital, LLC (“Bancroft”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays, WFS, CGMI, DBSI, UBS Securities, Natixis and Drexel, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Real Estate Inc. (“BCREI”), dated as of October 9, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on October 29, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $883,116,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $106,370,532, to Barclays, WFS, CGMI, DBSI, UBS Securities, Natixis, Bancroft and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 9, 2026 (the “Certificate Purchase Agreement”), among the Registrant, BCREI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2026-5C43, Commercial Mortgage Pass-Through Certificates, Series 2026-5C43 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of October 1, 2026, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
The Assembly	4.6	N/A
Clackamas Town Center	4.7	N/A
111 Congress	4.8	N/A

Hilton Beachfront Resort & Spa Hilton Head Island	4.9	N/A
20 West 47th Street	4.10	N/A
Project Embassy	4.11	4.2
Compass Storage National Portfolio 2.0	4.12	N/A(1)
Fratelli Beretta Industrial Portfolio	4.13	4.3
Old Edwards Portfolio	4.14	4.3(2)
Summit Mall	4.15	4.2
Mall at Prince George’s	4.16	4.4
Fairfield Times Square	4.17	4.3
Sanctuary at Winterlakes	4.18	N/A(1)
Haimov Miami Portfolio	4.19	4.5

(1)                 The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

(2)                 The subject Whole Loan will be serviced under the pooling and servicing agreement attached as Exhibit 4.3 until the securitization of the applicable controlling pari passu companion loan.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-5C43 (the “Issuing Entity”), a common law trust fund to be formed on October 29, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of October 29, 2026, among the Registrant and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of October 29, 2026, between the Registrant and WFB (the “WFB Mortgage Loan Purchase Agreement”), (iii) RREF V - D Direct Lending Investments, LL (“RREF V”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of October 29, 2026, between the Registrant and RREF V (the “RREF V Mortgage Loan Purchase Agreement”), (iv) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of October 29, 2026, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (v) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of October 29, 2026, between the Registrant and NREC (the “NREC Mortgage Loan Purchase Agreement”), (vi) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of October 29, 2026, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (vii) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of October 29, 2026, among the Registrant and SMC (the “SMC Mortgage Loan Purchase Agreement”), (viii) UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of October 29, 2026, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), and (ix) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of October 29, 2026, among the Registrant, Franklin BSP Realty Trust, Inc. and BSP (the “BSP Mortgage Loan Purchase Agreement”).

The Clackamas Town Center Whole Loan will be primary serviced pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 4.20 dated as of October 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association and Trimont LLC. The Project Embassy

Whole Loan will be primary serviced pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 4.21, dated as of August 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association and Trimont LLC.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated October 9, 2026 (the “Prospectus”) and as filed with the Securities and Exchange Commission on October 14, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 9, 2026.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of October 9, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Natixis Securities Americas LLC, Academy Securities, Inc. and Bancroft Capital, LLC, as underwriters, and Barclays Real Estate Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of August 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Agreement Between Note Holders, dated as of September 29, 2026, by and between Barclays Capital Real Estate Inc., as Initial Note A-1-1-A Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder and Initial Note A-1-1-B Holder, and Wells Fargo Bank, National Association as Initial Note A-2-1-A Holder, Initial Note A-2-2 Holder, Initial Note A-2-1-B Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of August 18, 2026, by and among RREF V - D Direct Lending Investments, LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of July 29, 2026, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of September 15, 2026, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of September 2, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of July 22, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of October 1, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of August 12, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of August 7, 2026, between German American Capital Corporation, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of August 7, 2026, by and between Bank of America, N.A., as Initial Note A-1 Holder, and Natixis Real Estate Capital LLC, as Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 4.16	Agreement Between Note Holders, dated as of May 1, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Goldman Sachs Bank USA, as Initial Note A-4 Holder and Initial Note A-5 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of June 2, 2026, between German American Capital Corporation, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of October 1, 2026, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.

Exhibit 4.19	Co-Lender Agreement, dated as of May 20, 2026, by and among Starwood Mortgage Capital LLC, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.20	Primary Servicing Agreement, dated as of October 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, and Trimont LLC, as master servicer.
Exhibit 4.21	Primary Servicing Agreement, dated as of August 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, and Trimont LLC, as master servicer.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 9, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, among Barclays Capital Real Estate Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between Wells Fargo Bank, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between RREF V - D Direct Lending Investments, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, between UBS AG New York Branch, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of October 29, 2026, among Franklin BSP Realty Trust, Inc., BSPRT CMBS Finance, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2026	BARCLAYS COMMERCIAL MORTGAGE
SECURITIES LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Chief Executive Officer